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                                                                  EXHIBIT 10.18

              MOTOROLA AUTHORIZED TWO-WAY RADIO DEALER AGREEMENT

This Motorola Authorized Two-Way Radio Dealer Agreement including its attachments ("Agreement") is made and entered into as of the Agreement Date, as defined below, at Schaumburg, Illinois, by and between MOTOROLA, INC., a Delaware Corporation having its principal place of business at 1301 E. Algonquin Road, Schaumburg, Illinois 60196 ("Motorola") and BearCom Operating L.P., a Partnership of the State of Texas having its principal place of business at 11545 Pagemill Road, Dallas, TX 75243 ("Dealer").

WHEREAS, for many years Motorola has sold certain communications products through a direct sales force of Motorola employees, which it has developed and supported at great expense; and

WHEREAS, Motorola intends to continue direct distribution to customers of communications equipment and services which because of business or technological reasons should, in Motorola's judgment, be served by Motorola; and

WHEREAS, Motorola also desires to expand its distribution system to include Dealer and other resellers to solicit other customers and develop other markets.

THEREFORE, it is hereby agreed as follows:

1.  TERM

The initial term of this Agreement shall commence as of the Agreement Date and shall continue for an initial term which expires on December 31 of the calendar year that the Agreement Date occurs in, unless sooner terminated as provided in this Agreement. Thereafter, this Agreement shall renew automatically for successive one-year additional terms unless a written notice of non-renewal is sent by either party no less than thirty (30) days prior to the expiration date of the initial or successive term or unless otherwise terminated pursuant to the terms of this Agreement.

Nothing contained in this Agreement shall be deemed to create any express or implied obligation on either party to renew or extend this Agreement or to create any right to continue this Agreement on the same terms and conditions contained herein. Dealer understands that Motorola intends to review its distribution strategy and the terms and conditions of this Agreement on an ongoing basis.

2. PRODUCTS, PRICES, RETAIL SALE ONLY, FINDER FOR SELECTED SERVICES AND DEALER LOCATION

(a) During the term of this Agreement, Dealer agrees to purchase and Motorola agrees to sell, in accordance with the terms and conditions of this Agreement, selected Motorola manufactured and non-Motorola manufactured communications products ("Products") as listed in the then current Motorola Authorized Two-Way Radio Dealer Price Book ("Dealer Price Book").

(b) Motorola appoints Dealer as a finder, in accordance with the terms and conditions of this Agreement for the sale of Motorola network services contracts ("Networks Services") and Motorola maintenance service agreements
("Maintenance").

(c) As further consideration for Motorola entering into this Agreement, Dealer shall promptly refer all inquiries and leads concerning other Motorola products and services not listed in the Dealer Price Book to such Motorola office as may be designated by Motorola.

(d) The Dealer Price Book and Attachment B-Finder's Terms will be published by Motorola from time to time to keep Dealer informed about products and services available, current prices of those products and services to Dealer, available discounts, delivery schedules and other terms and conditions of sale and doing business with Motorola. Dealer agrees that the entire contents of the Dealer Price Book and Attachment B-Finder's Terms are subject to change or withdrawal at any time at the sole discretion of Motorola and, when written notice of said changes or withdrawals has been sent to Dealer by Motorola, all earlier inconsistent or withdrawn contents shall be automatically superseded from and after the effective date stated in such notices. Motorola may withdraw or change the Dealer Price Book and Attachment B-Finder's Terms and the design or specifications for the Products, at any time, in any way, without liability or obligations to Dealer or its customers.

(e) Dealer specifically acknowledges the existence of other products, product lines and services of Motorola and agrees and consents to the limitation of this Agreement solely to the Products, Network Services, and Maintenance as listed in the Dealer's Price Book and Attachment B-Finder's Terms. Dealer also specifically acknowledges that Motorola distributes various products and services by other contractual relationships, and Dealer agrees that nothing contained in this Agreement shall be deemed to create any express or implied obligation on Motorola to establish any such other contractual relationship with Dealer.

(f) Dealer agrees to limit its distribution of the Products purchased under this Agreement to direct sale by Dealer to customers at retail for end use as limited by the terms and conditions of this Agreement. Dealer shall sell the Products and offer Network Services and Maintenance only from the Dealer's location written above or such other location as is expressly authorized, in writing, by an authorized Motorola Division General Manager. Dealer shall not appoint any sales agent or representative (other that its employees) in connection with the performance of this Agreement; provided, however, Motorola, in its sole discretion upon a duly executed amendment to this Agreement, may allow Dealer to appoint specified agents to seek sales of the Products within Dealer's Area and promotion of Network Services and Maintenance where defined in Attachment B-Finder's Terms.

3.  SUPPLEMENTARY TERMS AND CONDITIONS, PASS THROUGH PROVISIONS

Dealer agrees that the Supplementary Terms and Conditions contained in Attachment C are incorporated into this Agreement by this reference. Dealer acknowledges that certain of the provisions contained in Attachment C are, by their sense and context, intended for the end user customer who will acquire one or more of the Products from Dealer. For each such provision in Attachment C, Dealer agrees that both prior to and as part of each transaction between it and its customer, Dealer will notify its customer of the specific requirements, rights, duties and limitations contained in the Warranty/Warranty Disclaimer, Software License and Software Warranty/Warranty Disclaimer, Patent, Copyright and Trademarks, FCC and Other Governmental Matters provisions in Attachment C, and any other provisions Motorola may from time to time notify Dealer are required.

4.  DEALER A NON-EXCLUSIVE DEALER

Dealer is non-exclusive dealer. Dealer specifically acknowledges the right of Motorola in Motorola's sole and unrestricted discretion, without any liability or obligation to Dealer, to appoint additional dealers or finders and/or make direct or indirect sale or distribution of any Motorola products or services, similar or dissimilar, or any non-Motorola products or services in Dealer's defined area of primary marketing responsibility and elsewhere, anytime and to anyone.

5. CONFIDENTIALITY

During and for three years after the termination or expiration of this Agreement, Dealer shall maintain in strict confidence all information disclosed to Dealer by Motorola or others, including, but not limited to, the contents of Dealer's Price Book and Attachment B-Finder's Terms and all revisions thereof, all price and marketing information, customer lists, drawings, technical information and data, and other information of any nature relating to all Motorola products and services or the sale or distribution thereof. All information disclosed by Motorola hereunder and information Dealer obtains in connection with this Agreement shall be used solely in furtherance of the distribution of Motorola Products and services.

6.  AREA OF PRIMARY MARKETING RESPONSIBILITY FOR PRODUCTS

Dealer agrees that its defined role in Motorola's distribution system is necessary in order to encourage Motorola, Dealer, and Motorola's other dealers, distributors and resellers to make the distribution efforts necessary to expand Motorola's distribution of Products and to provide the highest levels of customer satisfaction. Accordingly, Dealer agrees to use its best efforts to

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     (5)  any untrue statement of a material fact, or omission to state a material fact in any communication provided by Dealer to anyone in connection with this Agreement, its terms, conditions or amounts, the performance of this Agreement or any Motorola products or services referred to by this Agreement;

     (6) Dealer's engaging in any act or failure to act related to the subject matter of this Agreement which is determined to be illegal or an unfair or deceptive trade practice in violation of any applicable federal, state or local law, or which in the opinion of counsel to Motorola constitutes such an illegal, unfair, or deceptive act or practice;

     (7) any unauthorized use by Dealer or any sales agent or representative in connection with the performance of this Agreement;

     (8) receipt of customer complaints which, in Motorola's sole opinion, indicate that Dealer is not achieving Motorola's standards of total customer satisfaction;

     (9) Dealer's failure to conduct its business in an ethical manner as required by Paragraph 8.-Ethical Practices.

12. EFFECT OF TERMINATION OR EXPIRATION

IF THIS AGREEMENT IS TERMINATED OR EXPIRES, OR IF MOTOROLA CANCELS ANY OF DEALER'S ORDERS FOR THE PRODUCTS WHICH REMAIN UNDELIVERED ON THE EFFECTIVE DATE OF ANY TERMINATION OR EXPIRATION OF THIS AGREEMENT, EACH SUCH ACT OR OCCURRENCE, AS APPLICABLE, IN AND OF ITSELF OR IN COMBINATION, CANNOT OPERATE TO CREATE A CLAIM IN DEALER AGAINST MOTOROLA FOR ANY DAMAGES WHATSOEVER (INCLUDING, BUT NOT LIMITED TO, ANY CLAIM FOR LOSS OF PROFITS OR PROSPECTIVE PROFITS) WHICH ARE IN ANY WAY RELATED TO THE SALE OR PURCHASE OF PRODUCTS OR SERVICES UNDER THIS AGREEMENT.

(b) All sums owed by either party to the other shall become due and payable immediately upon termination or expiration of this Agreement.

(c) Upon termination or expiration of this Agreement, Dealer shall, within five
(5) working days of such termination or expiration, deliver to such address as Motorola shall specify all Motorola property, including, but not limited to, all equipment, customer data, software items, catalogs, drawings, designs, engineering photographs, samples, literature, sales aids and any confidential business information and trade secrets of Motorola in Dealer's possession along with all copies.

(d) Upon termination or expiration of this Agreement, Motorola shall be relieved of any obligation to make any further shipments under this Agreement and, with respect to termination, may cancel all of Dealer's unshipped orders for the Products, irrespective of previous acceptance by Motorola. Motorola shall have no obligation or liability to Dealer, its prospective customers or any other party in connection with any such cancellations.

(e) Motorola's acceptance of any order by Dealer for Products or customer order submitted by Dealer for Network Services or Maintenance after the termination or expiration of this Agreement shall not be construed as a renewal or extension of this Agreement, nor as a waiver of termination or expiration of this Agreement.

(f) The terms, provisions, representations and warranties contained in this Agreement that by their sense and context are intended to survive the performance thereof by either or both parties shall so survive the completion of performances and termination or expiration of this Agreement, including without limitation the making of any and all payments due under this Agreement.

13. OPTION TO REPURCHASE PRODUCTS

(a) Upon any termination or expiration of this Agreement, Dealer shall notify Motorola in writing of its currently existing inventory of Products and Motorola shall have the option, but not the obligation, to repurchase on the basis of last purchased by Dealer being the first repurchased by Motorola, all or any part of Dealer's remaining inventory of Products at the net price paid to Motorola for such inventory or Motorola's price for such Products to its other dealers at the time of such repurchase, whichever is lower. Said option may be exercised upon written notice to Dealer mailed within fourteen (14) days following the receipt by Motorola of Dealer's written inventory report. Upon exercise of said option to repurchase, Motorola and Dealer shall take an inventory of all Products in control of Dealer.

(b) Upon any termination or expiration of this Agreement, prior to selling Products in its control to any third party, Dealer shall first have offered in writing to sell such Products to Motorola for the lower of Dealer's net purchase price or the price offered by such third party, and Motorola shall have refused to accept such offer within ten (10) days after receipt thereof.

(c) In the event Motorola exercises its option to repurchase all or any part of Dealer's inventory of Products, Dealer hereby agrees to sell such inventory to Motorola as the date of termination or expiration of this Agreement, and to deliver the same immediately upon such termination, at Motorola's sole cost and expense, to such place(s) as Motorola shall designate, free and clear of any liens or encumbrances thereon, undamaged and in the original and unopened packaging therefor.

(d) Motorola shall pay Dealer for the inventory of Motorola Products repurchased within thirty (30) days after receipt of said Motorola Products by Motorola. Motorola shall have the right to offset against any monies payable hereunder for repurchased Products any monies that are due and owing from Dealer to Motorola as of the date any such payment is due.

14. MOTOROLA FINDER FOR DEALER NETWORK SERVICES

If Dealer owns or manages any communications Network Services systems, such as SMRs and CRs, within the United States, Dealer appoints Motorola, subject to Motorola's express written acceptance, as a finder for such services under the same terms and conditions under which Dealer is a finder for Motorola of Network Services under this Agreement.

15. WAIVER

The failure of either party to insist in any one or more instances upon the performance of any of the terms, covenants, or conditions in this Agreement or to exercise any right under this Agreement, shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition or the future exercise of any such right, and the obligation of each party with respect to such future performance or future exercise of any such right shall continue in full force and effect.

16. MOTOROLA COMMUNICATION PRODUCTS
    RESELLER AGREEMENT TERMINATED

    In consideration of Motorola entering into this Agreement, Dealer agrees that any existing Motorola Communication Products Reseller agreement between Dealer and Motorola for the sale of Motorola branded products is terminated upon the execution of this Agreement in accordance with all the terms and conditions of any such Motorola Communication Products Reseller agreement. Any software license agreements between Dealer and Motorola entered into in connection with such Reseller agreement are also terminated.

17. LIMITATIONS

(1) LIMITATION OF LIABILITY. EXCEPT FOR PERSONAL INJURY AND EXCEPT AS PROVIDED FOR IN ATTACHMENT C IN THE SECTION "PATENT, COPYRIGHT AND TRADEMARKS", MOTOROLA'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, IS LIMITED TO THE PRICE OF THE PARTICULAR PRODUCTS SOLD HEREUNDER WITH RESPECT TO WHICH LOSSES OR DAMAGES ARE CLAIMED. DEALER'S SOLE REMEDY IS TO REQUEST MOTOROLA AT MOTOROLA'S OPTION TO EITHER REFUND THE PURCHASE PRICE, OR REPAIR OR REPLACE PRODUCTS THAT ARE NOT AS WARRANTED. IN NO EVENT, WHETHER FOR BREACH OF CONTRACT, WARRANTY, MOTOROLA'S NEGLIGENCE, STRICT LIABILITY IN TORT, OR OTHERWISE, WILL MOTOROLA BE LIABLE FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, LOSS OF PROFITS, LOSS OF DATA, COST OF CAPITAL, COST OF SUBSTITUTE PRODUCT(S), FACILITIES OR SERVICES, DOWNTIME COST OR ANY CLAIM AGAINST DEALER BY ANY OTHER PARTY.

(2) INSURANCE. IT IS FURTHER UNDERSTOOD THAT MOTOROLA IS NOT AN INSURER AND THAT DEALER SHALL OBTAIN ALL INSURANCE REQUIRED BY THIS AGREEMENT AND THAT MOTOROLA DOES NOT REPRESENT OR WARRANT THAT MOTOROLA PRODUCTS WILL AVERT OR PREVENT OCCURRENCES, OR THE CONSEQUENCES THEREFROM, WHICH ARE MONITORED, DETECTED OR CONTROLLED WITH USE OF THE PRODUCTS.

(3) TIME TO SUE. EXCEPT FOR MONEY DUE UPON AN OPEN AC-
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                                   DEALER NAME:     BEARCOM OPERATING LP
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                                   CITY, STATE:     DALLAS, TX
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                                AGREEMENT DATE:     6-12-96
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                                 REVISION DATE:
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